Transamerica Stock Index
Summary Prospectus May 1, 2022

Class R4 (TSTFX)	Class R (TSTRX)
Thank you for being a valued Transamerica shareholder. This Summary Prospectus will provide you with updated information about your investment in the fund.
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information and most recent reports to shareholders, online at www.transamerica.com. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The fund’s prospectus and statement of additional information dated May 1, 2022, as supplemented from time to time, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2021, are incorporated by reference into this summary prospectus.
Investment Objective: Seeks to match the performance of the S&P 500® Index.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
The fund invests in securities through the S&P 500 Index Master Portfolio (a master portfolio which is not part of the Transamerica Funds complex). The information in the table and in the Example below concerning the fund reflects the direct fees and expenses of the fund and its allocated share of the fees and expenses of the underlying master fund. The management fee shown in the fee table reflects the fund’s allocable share of the advisory fee of the underlying master fund and the management fee of Transamerica Asset Management, Inc. (“TAM”) net of a voluntary waiver by TAM equal to the master fund advisory fee allocated to the fund.

Shareholder Fees (fees paid directly from your investment)
Class:	R4	R
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R4	R
Management fees	0.07%	0.07%
Distribution and service (12b-1) fees	0.25%	0.50%
Other expenses	0.05%	0.04%
Total annual fund operating expenses	0.37%	0.61%
Fee waiver and/or expense reimbursement[1]	0.07%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.30%	0.61%
1
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through May 1, 2023 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.30% for Class R4 shares and 0.65% for Class R shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to May 1, 2023 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R4	$31	$112	$201	$461
Class R	$62	$195	$340	$762
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 6% of the average value of its portfolio.
Principal Investment Strategies: The fund invests in securities through an underlying master fund. BlackRock Fund Advisors is the investment adviser of the S&P 500® Index Master Portfolio, the underlying master fund in which the fund invests.
The fund seeks its investment objective by investing substantially all of its investable assets in the underlying master fund. The underlying master fund seeks its objective by investing in the stocks comprising the Standard & Poor’s (“S&P”) 500® Index1. The weightings of stocks in the S&P 500® Index are based on each stock’s relative total market capitalization; that is, its market price per share times the number of shares outstanding. The master fund invests approximately the same percentage of its assets in each stock as the stock represents in the S&P 500® Index. Under normal circumstances, the master fund invests at least 90% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities comprising the S&P 500® Index.
The master fund attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P 500® Index. The master fund’s ability to match the investment performance of the S&P 500® Index may be affected by, among other things, master fund expenses, the amount of cash and cash equivalents held by the master fund, the manner in which the total return of the S&P 500® Index is calculated, the size of the master fund’s investment portfolio and the timing, frequency and size of cash flows into and out of the master fund.
In the future, the fund or the master fund may select another index if it is deemed to be more representative of the performance of publicly traded common stocks in the aggregate.
In seeking to replicate or match the performance of the S&P 500® Index, the master fund may use various investment techniques, such as buying and selling futures contracts and options and purchasing indexed securities. The master fund may also lend its portfolio securities. These techniques may increase the master fund’s volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.
The fund and the master fund may invest not more than 10% of its total assets, under normal market conditions, in cash and high-quality money market instruments. These investments are made to provide liquidity and when there is an unexpected or abnormal level of investments in or redemptions from the fund or the master fund.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The fund, through its investment in the underlying master fund, is subject to the risks of the underlying master fund. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund (either directly or through its investment in the underlying master fund). Each risk described below may not apply to the underlying master fund and the underlying master fund may be subject to additional or different risks than those described below. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Market – The market prices of the fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the fund’s securities and assets fall, the value of your investment will go down.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in extreme volatility in the financial markets, a domestic and global economic downturn, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. The domestic and global economic downturn may be prolonged. The pandemic may result in domestic and foreign political and social instability, damage to diplomatic and international trade relations, and continued volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the pandemic.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets.
1
Standard & Poor’s does not sponsor the fund, nor is it affiliated in any way with the fund or the fund’s advisers. “Standard & Poor’s®,” “S&P®,” “S&P 500®,” and “Standard & Poor’s 500®” are trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation or warranty, express or implied, regarding the advisability of investing in the fund.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance. In addition, the pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.
Passive Strategy/Index – The fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the index or of the actual securities comprising the index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the fund’s performance may be less favorable than that of a fund managed using an active investment strategy. The structure and composition of the index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the fund.
Index Fund – While the fund seeks to track the performance of the S&P 500® Index (i.e., achieve a high degree of correlation with the index), the fund’s return may not match the return of the index. The fund incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. In addition, the fund may not be fully invested at times, generally as a result of cash flows into or out of the fund or reserves of cash held by the fund to meet redemptions. The fund may attempt to replicate the index return by investing in fewer than all of the securities in the index, or in some securities not included in the index, potentially increasing the risk of divergence between the fund’s return and that of the index.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Large Capitalization Companies – The fund’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Management – The value of your investment may go down if the investment manager and/or investment adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager and/or investment adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager and/or investment adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Industry Concentration – The underlying master fund concentrates its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration in a particular industry heightens the risks associated with that industry. As a result, the underlying master fund may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than funds investing in a broader range of industries.
Derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may, under the current asset segregation and coverage regulatory framework, be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements. The SEC has adopted new Rule 18f-4 under the 1940 Act, which provides a comprehensive regulatory framework for the use of derivatives by registered investment companies and set limits on a fund’s investments in derivatives. Compliance with Rule 18f-4 is not required until August 2022, but the rule may impact the fund’s use of derivatives before that date. Rule 18f-4 could have an adverse impact on the fund’s performance and its ability to implement its investment strategies as it has historically.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Tracking Error – Imperfect correlation between the underlying fund securities held by the fund and those in the index that the fund tracks, fund fees and expenses, maintenance of cash balances to meet redemption requests, rounding of prices and changes to an index and regulatory policies may cause tracking error, which is the divergence of a fund’s performance from that of the fund’s benchmark index.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The fund acquired the assets and assumed the liabilities of two Transamerica Partners funds, including Transamerica Partners Institutional Stock Index (the “predecessor fund”), on April 21, 2017, and the predecessor fund was the accounting and performance survivor of the reorganizations. This means that the predecessor fund's financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the annual operating expenses of Class R4 shares.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/investments-fund-center or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class R4

	Quarter Ended	Return
Best Quarter:	6/30/2020	20.45%
Worst Quarter:	3/31/2020	-19.64%

Average Annual Total Returns (periods ended December 31, 2021)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class R4					9/11/2000
Return before taxes	28.23%	18.12%	16.22%
Return after taxes on distributions	26.06%	16.60%	15.00%
Return after taxes on distributions and sale of fund shares	17.65%	14.24%	13.23%
Class R (Return before taxes only)	27.84%	N/A	N/A	17.68%	4/21/2017
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	16.55%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Investment Adviser of S&P 500 Index Master Portfolio: BlackRock Fund Advisors Portfolio Managers of S&P 500 Index Master Portfolio:
Jennifer Hsui, CFA	Portfolio Manager	since May 2016
Suzanne Henige, CFA	Portfolio Manager	since May 2020
Paul Whitehead	Portfolio Manager	since January 2022
Amy Whitelaw	Portfolio Manager	since May 2019
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b)

and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments in Class R or R4 shares. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
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